                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

                             (Amendment No. _____)

Filed by the Registrant                           [X]
Filed by a Party other than the Registrant  [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement            [_]   Confidential, for Use of the
                                                  Commission Only
                                             (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to 240.14a-11c or 240.14a-12

                          DYNACQ INTERNATIONAL, INC.

________________________________________________________________________________
                (Name of Registrant as Specified in its Charter)
                                     N./A.

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee is required
[_]  $125.00 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(I)(1), 14a-6(i)(2) or
Item 22(i)(2) of Schedule 14A.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       Title of each class of securities to which transaction applies:__________ Aggregate number of securities to which transaction applies:_____________ Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_________________________________
          Proposed maximum aggregate value of transaction:______________________ Total fee paid:_______________________________________________________
[_]  Fee paid previously with preliminary materials.____________________________

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          Amount Previously Paid:_______________________________________________
          Form, Schedule or Registration Statement No:__________________________ Filing Party:_________________________________________________________
          Date Filed:___________________________________________________________

                           DYNACQ INTERNATIONAL, INC.
                      10304 INTERSTATE 10 EAST, SUITE 369
                              HOUSTON, TEXAS 77029

                    Notice of Annual Meeting of Shareholders

Dear Shareholder:

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Dynacq International, Inc., a Nevada corporation (the "Company") will be held in the conference room of the Company's Professional Building located at 4301-A Vista, Pasadena, Texas 77504, on August 29, 2000, at 10:00 a.m., Houston time, for the following purposes:

     (1.) The election of four (4) Directors to serve until the Year 2001 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

     (2.) To approve the Company's Year 2000 Stock Incentive Plan;

     (3.) To ratify the appointment of Kenneth Wood & Associates, P.C. as the Company's independent auditors to examine the accounts of the Company for the calendar year ending August 31, 2000; and

     (4.) To consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Directors fixed August 9, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Holders of record of the Company's common stock, par value $.001 per share (the "Common Stock") at the close of business on the Record Date are entitled to vote on all matters coming before the Meeting or any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection at the Meeting and available in the Company's principal corporate offices located at 10304 Interstate 10 East, Suite 369, Houston, Texas 77029 for ten (10) days prior to the Meeting for inspection during normal business hours.

     The Company's Annual Report to Shareholders on Form 10-KSB for the calendar year ended August 31, 1999 (the "Annual Report") which includes the financial statements of the Company, was mailed prior to this Proxy Statement and is included herewith. Other than as specifically incorporated by reference herein, the Annual Report does not form any part of the material for solicitation of proxies.

     YOUR VOTE IS IMPORTANT. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. THE RETURN OF THE ENCLOSED PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU DO ATTEND THE MEETING. ALTHOUGH YOUR MERE PRESENCE AT THE MEETING WILL NOT REVOKE THE PROXY, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON AT THE MEETING.

                              By Order of the Board of Directors


Houston, Texas                Philip Chan, Vice President & CFO
August 9, 2000

                               TABLE OF CONTENTS
                               -----------------


                                                                                                    PAGE
                                                                                                    ----
PROXY STATEMEMT......................................................................................  1
SOLICITATION.........................................................................................  1

VOTING AND REVOCABILITY OF PROXY APPOINTMENTS........................................................  2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
     OWNERS AND MANAGEMENT...........................................................................  3

PROPOSAL ONE: ELECTION OF DIRECTORS..................................................................  4
     Nominees........................................................................................  4
     The Board of Directors recommends a vote for all nominees as directors..........................  4
           Chiu Moon Chan............................................................................  4
           Philip Chan...............................................................................  5
           Stephen L. Huber..........................................................................  5
           Earl R. Votaw.............................................................................  5
     Significant Employees...........................................................................  5
           Glenn Rodriguez...........................................................................  5
     Section 16(a) Beneficial Ownership Reporting Compliance.........................................  5
     Meetings of the Board of Directors..............................................................  6
     Committees of the Board of Directors: Audit and Compensation....................................  6
     Audit Committee and Adoption of Audit Committee Charter.........................................  6
     Compensation of Directors.......................................................................  7
     Executive Compensation..........................................................................  8
           SUMMARY COMPENSATION TABLE................................................................  8
           OPTIONS/SAR GRANTS IN LAST FISCAL YEAR....................................................  8
           AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                AND FY-END OPTIONS/SAR VALUES........................................................  9
     Summary of Outstanding Options..................................................................  9
     Change-In-Control Arrangements.................................................................. 10

CERTAIN TRANSACTIONS................................................................................. 10

PROPOSAL TWO:
     APPROVAL OF THE COMPANY'S YEAR-2000 STOCK INCENTIVE PLAN........................................ 10
     Reasons for Approving........................................................................... 10
     Overview of Awards.............................................................................. 12
     Administration.................................................................................. 12
     Stock Subject to the Plan....................................................................... 12
     Summary of Incentive Options and Non-qualified Options.......................................... 13
     Summary of Stock Appreciation Rights............................................................ 13
     Summary of Dividend Equivalent Rights........................................................... 14
     Summary of Restricted Stock..................................................................... 14
     Summary of Performance Awards................................................................... 14
     Adjustments..................................................................................... 15
     Change-In-Control Provisions.................................................................... 15

      Termination and Amendment of the Plan......................................................     16
      Federal Income Tax Consequences............................................................     16
      Vote Required..............................................................................     17

PROPOSAL THREE:  RATIFY THE SELECTION  OF
     KENNETH WOOD & ASSOCIATES, P.C. INDEPENDENT AUDITORS AND ACCOUNTANTS
     FOR THE FISCAL YEAR ENDING AUGUST 31, 2000..................................................     18

OTHER BUSINESS...................................................................................     19

SHAREHOLDER PROPOSALS............................................................................     19
     Vote Required...............................................................................     19

APPENDIX A
     AUDIT COMMITTEE CHARTER.....................................................................    A-1
     I.    Purpose...............................................................................    A-1
     II.   Membership Requirements...............................................................    A-1
     III.  Meetings and Goverance................................................................    A-3
     IV.   Duties, Responsibilities and Activities...............................................    A-3

APPENDIX B

     DYNACQ INTERNATIONAL, INC.
     YEAR-2000 STOCK INCENTIVE PLAN..............................................................    B-1

     1.   Purpose................................................................................    B-1
     2.   Definitions............................................................................    B-1
     3.   Administration.........................................................................    B-7
     4.   Stock Subject to the Plan..............................................................    B-8
     5.   Option Grants for Eligible Individuals.................................................    B-9
     6.   Option Grants for Non-employee Directors...............................................   B-11
     7.   Terms and Conditions Applicable to All Options.........................................   B-12
     8.   Stock Appreciation Rights..............................................................   B-13
     9.   Dividend Equivalent Rights.............................................................   B-15
     10.  Restricted Stock.......................................................................   B-16
     11.  Performance Awards.....................................................................   B-17
     12.  Effect of a Termination of Employment..................................................   B-20
     13.  Adjustment Upon Changes in Capitalization..............................................   B-21
     14.  Effect of Certain Transactions.........................................................   B-20
     15.  Interpretation.........................................................................   B-21
     16.  Pooling Transactions...................................................................   B-22
     17.  Termination and Amendment of the Plan..................................................   B-23
     18.  Non-Exclusivity of the Plan............................................................   B-23
     19.  Limitation of Liability................................................................   B-23
     20.  Regulations and Other Approvals; Governing Law.........................................   B-23
     21.  Miscellaneous..........................................................................   B-24


                           DYNACQ INTERNATIONAL, INC.
                      10304 INTERSTATE 10 EAST, SUITE 369
                              HOUSTON, TEXAS 77029

                                PROXY STATEMENT

     This Proxy Statement and the accompanying proxy card and Notice are furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company's Annual Meeting of Shareholders to be held August 29, 2000, at 10:00 a.m., Houston time in the conference room of the Company's Professional Building located at 4301-A Vista, Pasadena, Texas 77504, and at any adjournments or postponements thereof (the "Meeting") for the purposes set forth in the accompanying Notice. This Proxy Statement, the Notice and the proxy card are being mailed to shareholders on or about August 12, 2000, to the Company's Shareholders of record as of August 9, 2000 (the "Record Date").

     The Board of Directors does not intend to bring any matter before the Meeting except as specifically indicated in the Notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon and otherwise in accordance with the judgment of the persons designated as proxies. In the absence of instructions, the shares will be voted "FOR" all four (4) nominees to the Board of Directors, "FOR" approval of the Company's Year-2000 Stock Incentive Plan and "FOR" the ratification of Kenneth Wood & Associates, P.C. as the Company's independent auditors for the current fiscal year.

                                  SOLICITATION

     The Company will bear all the costs of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees, and fiduciaries for their out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record. Certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies in addition to this solicitation by mail. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock. The Company has not engaged professional proxy solicitors to assist in the routine solicitation of proxies.

                 VOTING AND REVOCABILITY OF PROXY APPOINTMENTS

     At the close of business on August 9, 2000, the Record Date fixed for the determination of shareholders entitled to notice of and to vote at the Meeting, there were 6,874,722 shares of the Company's Common Stock outstanding each of which is entitled to one vote per share on all proper business brought before the Meeting. The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the Company's outstanding shares of Common Stock will constitute a quorum. All matters brought before the Meeting at which a quorum is present will be decided by a majority of the shares represented in person or by proxy, except that with respect to the election of directors, the four nominees who receive the greatest number of votes cast for election (a plurality) will be the duly elected Board of Directors of the Company. Shareholders do not have cumulative voting rights in the election of directors. If a quorum is not present or represented by proxy, the shareholders entitled to vote at the Meeting, present in person or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. At any such adjourned Meeting at which a quorum is present or represented, any business may be transacted at the Meeting as originally called.

     Only votes cast "FOR" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting and "broker non-votes" (as defined below) are counted for quorum purposes, but since they are not cast "FOR" a particular matter, they will have the same effect as negative votes or a vote "AGAINST" a particular matter, except with respect to the election of directors by a plurality of votes cast where such votes have no effect. Brokers holding shares of record for customers are generally not entitled to vote on certain matters unless they receive instructions from their customers. As used herein "uninstructed shares" means shares held by a broker who has not received customer instruction on such matters and the broker has notified the Company on a proxy form in accordance with industry practice or has otherwise notified the Company that it lacks voting authority. As used herein "broker non-votes" means the votes that could have been cast on the matters in question by the brokers with respect to uninstructed shares if the brokers had received by their customers' instructions. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his name on the Record Date. Proxies in the form enclosed will be voted at the Meeting, if properly signed, returned to the Company prior to the Meeting and not revoked. A proxy may be revoked at any time before it is voted by giving written notice to the Secretary of the Company prior to the convening of the Meeting, or by presenting another proxy card with a later date. If you attend the Meeting and desire to vote in person, you may request that your previously submitted proxy card not be used. Your vote is important. Accordingly, you are urged to sign, complete and return the accompanying proxy card whether or not you plan to attend the meeting. If no specification is made by a shareholder on any or all of the matters to be voted as set forth in the proxy card which is otherwise signed and dated and returned to the Company, it will be voted FOR the proposals set forth therein.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth certain information as of August 7, 2000, regarding the ownership of the Company's Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director, (iii) the Company's executive officers, and (iv) all directors and executive officers of the Company as a group. The business address of each officer and director listed below is: c/o Dynacq International, Inc., 10304 Interstate 10 East, Suite 369, Houston, Texas 77029.

                       NAME AND ADDRESS           NUMBER OF SHARES AND
 TITLE OF CLASS      OF BENEFICIAL OWNER     NATURE OF BENEFICIAL OWNERSHIP   PERCENT OF CLASS
-----------------   ----------------------   ------------------------------   -----------------
Common Stock        Chiu Moon Chan                     4,529,044/1/                 65.88%
Common Stock        Ella Chan                          4,529,044/1/                 65.88%
Common Stock        Philip Chan                          190,554/2/                  2.77%
Common Stock        Stephen L. Huber                          0                      0.00%
Common Stock        Earl R. Votaw                             0                      0.00%
Common Stock        Glenn Rodriguez                      111,500/3/                  1.62%
Common Stock        Officers and Directors             4,831,000/4/                 70.27%
                    as a group (5 persons)

-------------------
/1/ Includes (i) 3,377,696 shares held individually by Chiu Moon Chan, (ii) 948,564 shares held in the name of Mr. Chan's spouse, and (iii) 202,784 shares held by two of Mr. Chan's minor children. Mr. Chan disclaims any beneficial ownership of the shares held by his spouse and minor children. Mrs. Chan disclaims any beneficial ownership of the shares held by her spouse and minor children.

/2/ Includes (i) 78,804 shares which may be acquired by Mr. Philip Chan pursuant to options granted to him in May 1996 exercisable at $1.875 which expire May 14, 2001, (ii) 40,000 shares which may be acquired by Mr. Chan pursuant to options granted to him on December 18, 1997, which are exercisable at $0.6875 and expire on December 17, 2002, and (iii) 48,000 shares which may be acquired by Mr. Chan pursuant to options granted to him on January 4, 1999, which are exercisable at $1.875 per share and expire on January 3, 2004.

/3/ Includes shares acquired pursuant to options to purchase 45,000 shares exercised at $0.6875 on October 9, 1999, and 60,000 shares which were acquired by Mr. Rodriguez pursuant to options exercised at $1.1875 on January 21, 2000.

/4/ All references to the number of shares of Common Stock, the number of options and exercise prices thereof in this table and elsewhere in this Proxy Statement, have been adjusted to reflect the prior stock splits and/or stock dividends effectuated by the Company.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

 NOMINEES

     At the Meeting, the shareholders will elect four directors to hold office until the Year 2001 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified. Unless contrary instructions are given, the shares represented by the enclosed proxy will be voted "FOR" the election of the Board of Directors' nominees listed below.

     The Board of Directors currently believes that all nominees are willing to serve as directors. If a nominee at the time of his election is unable or unwilling to serve or is otherwise unavailable for election, and as a result another nominee is designated by the Board of Directors, the persons named in the enclosed proxy or their substitute(s) will vote for any nominee designated by the remaining Board of Directors to fill the vacancy. If a quorum is present and voting, the four nominees receiving the highest number of votes (a plurality of the votes cast as distinguished from a majority of a quorum) will be elected to the board of Directors. Shares for which voting authority is withheld and broker non-votes are not counted for electing directors and have no effect on the outcome, however, such shares are counted for the purpose of establishing a quorum.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AS DIRECTORS.

     The nominees for election as directors, together with certain information about them, are as follows:

NAME                 AGE   POSITION

Chiu Moon Chan        47   Chairman of the Board of Directors, Chief Executive
                           Officer, President and Secretary (July 1992-Present)
Philip Chan           48   Vice President - Finance, CFO, and Treasurer/Director
                           (July 1992-Present)
Stephen L. Huber      49   Director (July 1992-Present)
Earl R. Votaw         73   Director (July 1992-Present)


      CHIU MOON CHAN has served as a director and as the Company's President, Secretary and Chief Executive Officer since July 1992. Mr. Chan is a registered pharmacist and since May 1978 was employed by various health care service organizations in Houston, Texas prior to his affiliation with the Company.
Mr. Chan earned a Bachelor of Science degree in Pharmacy from the University of Houston.

      PHILIP CHAN has served as a director and as the Company's Vice President --Finance, CFO and Treasurer since July 1992. Mr. Chan earned advanced accounting degrees from the University of Houston and is a CPA in the State of Texas. Prior to his employment by the Company, Mr. Chan had previous corporate and outside accounting experience. He is not related to Chiu Moon Chan.

      STEPHEN L. HUBER is a registered pharmacist and earned a Bachelor of Science degree in Pharmacy from the University of Houston. Since December 1991, Mr. Huber served as the Deputy Division Head for patient care services at the University of Texas M.D. Anderson Cancer Center. Mr. Huber joined M.D. Anderson in 1984 as Assistant Director of Operations. In 1999, Mr. Huber joined Cortex Communications, Inc., a medical education company, as President and Chief Operating Officer. Mr. Huber continues to serve as a research consultant to M.D. Anderson.

      EARL R. VOTAW retired in December 1993. He earned a Bachelor of Arts degree from the University of the Americas in Mexico City and a certificate of graduation from the Graduate School of Mortgage Banking from Northwestern University of Chicago. Prior to his retirement, Mr. Votaw served as a director and as the President and Chief Executive Officer of Capital Bank, a Texas chartered bank located in Houston, Texas, where he still serves as a director.

 SIGNIFICANT EMPLOYEES

      GLENN RODRIGUEZ, age 53, earned a B.B.A. in Accounting from Florida International University in Miami, Florida, graduating in 1976. Mr. Rodriguez has served as the CEO of Vista Healthcare, Inc., a majority-owned subsidiary of the Company since March 1997, and prior to that he served as the Chairman and CEO of Surgical Care Center of Texas, an outpatient surgical facility in Pasadena, Texas. Mr. Rodriguez is not a director of the Company although he serves as a director of Vista Healthcare, Inc., the Company's majority owned subsidiary.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors, executive officers, and shareholders who beneficially own more than 10% of the Company's Common Stock, are required to file reports of stock ownership and changes with the Securities and Exchange Commission and to furnish the Company with copies of all stock reports they file. Based solely upon the Company's review of Forms 3, 4, and 5 filed by the Company's officers and directors and persons who beneficially own 10% or more of the Company's Common Stock and the written representations of such persons, the Company is not aware that any of such persons failed to timely file the foregoing forms during the last fiscal year, except for the failure by Messrs. Philip Chan and Glenn Rodriguez to file a Form 4 or Form 5 in fiscal 1999 as a result of options issued to them in January 1999. As of the date of this Proxy Statement, Messrs. Chan and Rodriguez have filed all required reports.

 MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors met or took action by written consent six times during fiscal 1999. Each of the directors attended or acted upon all Board of Director meetings, consents, and Board of Director committee meetings or consents, as applicable, held or acted upon during fiscal 1999.

 COMMITTEES OF THE BOARD OF DIRECTORS: AUDIT AND COMPENSATION

     The Board of Directors has two committees, an Audit Committee and a Compensation Committee, each comprised of two "independent directors" as defined under the Nasdaq Listing Standards as currently in effect, Stephen L. Huber and Earl R. Votaw. In the opinion of the Company, The Committee members do not have any relationship to the Company that may interfere with the exercise of their independent judgment in carrying out the responsibilities as a Director. None of the Committee members are current officers or employees of the Company or its affiliates. The Audit Committee recommends the annual appointment of the Company's auditors, and is charged with reviewing the scope of audit and non-audit assignments and related fees, accounting principals used by the Company in financial reporting, internal auditing procedures and the adequacy of the Company's internal control procedures. The Compensation Committee administers the Company's stock option plans and makes recommendations to the Board of Directors regarding compensation for the Company's executive officers. Each committee met or took action by written consent one time during fiscal year 1999. The Company does not have a nominating committee to select nominees for election to the Company's Board of Directors. Nominees are chosen by the entire Board of Directors.

 AUDIT COMMITTEE AND ADOPTION OF AUDIT COMMITTEE CHARTER

     In June 2000, the Board of Directors approved the Audit Committee Charter (the "Charter") which sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies among other things, the structure and membership requirements of the Audit Committee, its duties and responsibilities, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department and management of the Company. A copy of the Charter is attached to this Proxy Statement as APPENDIX A.

     Pursuant to the Charter, the Audit Committee is charged with reviewing and assessing the adequacy of the Charter on an annual basis. As a "small business issuer," the Company is not required to have three independent directors on the Audit Committee at this time. The determination as to whether the company is a small business issuer is made annually and is based on revenues and market capitalization. Notwithstanding the Nasdaq exception for small business issuers not being required to have three independent directors on the Audit Committee, the Company intends to add a third independent member to its Audit Committee when new members are elected to the Board of Directors if they qualify as independent directors. The Audit Committee shall also be charged with the review of all related party transactions on an ongoing basis with the Company where a possible conflict of interest may exist.

 COMPENSATION OF DIRECTORS

     The Company has four individuals who serve as directors, two of which are independent. Messrs. Chiu Chan and Philip Chan receive compensation with respect to their services and in their capacities as executive officers of the Company and no additional compensation is paid for their services to the Company as directors. The remaining directors are not employees of the Company and receive no compensation for their services as directors, however, they are reimbursed for expenses incurred in attending board meetings. Mr. Huber receives a consulting fee from the Company of $1,000 per month for his consulting services regarding patient care. See "Certain Transactions." In addition, pursuant to the Company's 1995 Non-Qualified Stock Option Plan for Consultants and Non-Employee Directors each independent director is eligible to receive options to purchase shares of the Company's Common Stock at an exercise price which is not less than the market price for the Company's Common Stock on the date of grant. The Board of Directors of the Company is authorized by the foregoing plan to determine the date of grant, the number of shares subject to, and the exercise price of, any options granted pursuant thereto. No options have been granted to the independent directors in fiscal 1999 or any prior fiscal year.

     The Company is considering expanding the Board of Directors in fiscal 2001 to include additional qualified directors and will reconsider compensation arrangements for outside directors including but not limited to yearly retainers payable in cash or stock, attendance fees for each meeting attended as a director (including committees) and "Awards" as defined in the Company's Year-2000 Stock Incentive Plan. SEE "PROPOSAL TWO: APPROVAL OF THE COMPANY'S YEAR-2000 STOCK INCENTIVE PLAN - OVERVIEW OF AWARDS."

     If the Company's Year-2000 Stock Incentive Plan is approved by the Company's shareholders, then the Company intends to maintain the Company's 1995 Non-Qualified Stock Option Plan for Consultants and Non-Employee Directors (the "Non-Employee Plan") and the Company's 1995 Stock Incentive Plan for Key Employees (the "Key-Employee Plan") and it is intended that all options previously granted under the terms of such plans ("the Former Plans") will remain outstanding; provided, however, the Company does not intend to issue additional options under the Former Plans. SEE "PROPOSAL TWO: APPROVAL OF THE COMPANY'S YEAR-2000 STOCK INCENTIVE PLAN".

 EXECUTIVE COMPENSATION

     The Summary Compensation Table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the named executive officers. In addition, the remaining tables show the options granted to the Company's named executive officers in fiscal 1999 and the value of exercised and unexercised options, respectively.

                           SUMMARY COMPENSATION TABLE

                                     Annual Compensation                              Long-Term Compensation
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  Awards                  Payouts
-------------------------------------------------------------------------------------------------------------------------------
                                                                Other                    Securities
                                                               Annual     Restricted     Underlying                   All other
                                                               Compen-      Stock          Options/         LTIP      Compen-
     Name and                          Salary      Bonus       sation       Award(s)         SARs          Payouts    sation
Principal Position              Year     ($)        ($)         ($)           ($)             (#)            ($)        ($)
-------------------------------------------------------------------------------------------------------------------------------
Chiu Chan, CEO                  1999    80,000    100,000        -0-           -0-             -0-             -0-        -0-
-------------------------------------------------------------------------------------------------------------------------------
                                1998    80,000        -0-        -0-           -0-             -0-             -0-        -0-
-------------------------------------------------------------------------------------------------------------------------------
                                1997   100,000        -0-        -0-           -0-             -0-             -0-        -0-
-------------------------------------------------------------------------------------------------------------------------------
Glenn Rodriguez, President -    1999    79,000    200,000        -0-           -0-          60,000*            -0-        -0-
 Vista Healthcare, Inc.
-------------------------------------------------------------------------------------------------------------------------------
                                1998    60,000        -0-        -0-           -0-          45,000*            -0-        -0-
-------------------------------------------------------------------------------------------------------------------------------
                                1997    45,000        -0-        -0-           -0-             -0-             -0-        -0-
-------------------------------------------------------------------------------------------------------------------------------

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                           Number of Securities      Percent of Total Options/
                         Underlying Options/SAR's         SAR's Granted to
         Name                     Granted             Employees in Fiscal Year    Exercise Price    Expiration Date
----------------------   -------------------------   --------------------------   ---------------   ---------------
Chiu Chan, CEO            0                           N/A                         N/A               N/A
Glenn D. Rodriguez,       60,000*                     34%                         $1.1875*          1/3/2004
 President - Vista
 Healthcare, Inc.

*Reflects a 100% stock dividend effected as a 2 for 1 stock split effective January, 2000

              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTIONS/SAR VALUES


                                                           Number of
                                                          Unexcercised       Value of
                                                           Securities       Unexercised
                              Shares                       Underlying       In-The-Money
                             Acquired                     Options/SARs      Options/SARs
                                on                         at FY-End (#)     at FY-End ($)
                             Exercise  Value Realized     Exercisable/      Exercisable/
      Name                     (#)         ($)           Unexercisable     Unexercisable
      ----                     ---         ___           --------------    --------------
Chiu Chan, CEO                  0          N/A                N/A              N/A
Glenn D. Rodriguez              0          N/A              105,000          344,062
President - Visa
Healthcare, Inc.

     With the exception of Chiu Chan and Glenn Rodriguez, no other officer, director or employee of the Company or its subsidiaries received total compensation in excess of $100,000 during the last three fiscal years. The Company has no employment agreements with its executives. Mr. Chiu Chan, Philip Chan, and Glenn Rodriguez devote 100% of their time to the Company.

 SUMMARY OF OUTSTANDING OPTIONS

     Pursuant to the Company's 1995 Incentive Stock Option Plan, options to purchase 137,764 shares were granted on May 14, 1996, which number includes 78,804 options granted to Mr. Philip Chan. The remaining options were granted to approximately ten (10) non-executive employees of the Company and its subsidiaries. These options are exercisable at $1.875 per share and expire May 14, 2001. Options were granted to two (2) consultants during fiscal 1996, with one option to purchase 25,000 shares exercisable at $3.25 per share expiring on September 4, 2005; the other option to purchase 62,500 shares is exercisable at $2.50 per share and expires on September 11, 2005. In addition, in December 1997, the Company granted ten (10) employees options to purchase 212,500 shares in the aggregate at an exercise price of $0.69 per share which expire December 17, 2002, including options for 40,000 shares issued to Philip Chan and 45,000 to Glenn Rodriguez. In January 1999, the Company granted seven (7) employees options to purchase 176,000 shares in the aggregate at an exercise price of $1.875 per share which expire January 3, 2004, including options to purchase 48,000 shares issued to Philip Chan and options to purchase 60,000 shares issued to Glenn Rodriguez. In February 1998, the Company granted one (1) consultant options to purchase 25,000 shares at an exercise price of $1.00 per share which were exercised in November 1999. In September 1999, the Company granted two (2) consultants options to purchase 50,000 shares each for a total of 100,000 shares at an exercise price of $4.00 per share which expire January 3, 2004. One (1) consultant exercised 10,000 shares at $4.00 per share on April 5, 2000, one (1) consultant exercised 20,000 shares at $4.00 on June 30, 2000. One (1) consultant exercised non-plan options to purchase 50,000 shares at $1.50 per share on February 1, 2000 which were granted in fiscal 1999.

 CHANGE-IN-CONTROL ARRANGEMENTS

     The proposed Year-2000 Stock Incentive Plan contains certain change-in-control arrangements which may apply in certain circumstances which would have the effect of accelerating the availability of Awards granted under that Plan. For a complete description of such change-in-control arrangements reference is made to "PROPOSAL TWO: APPROVAL OF THE COMPANY'S YEAR-2000 STOCK INCENTIVE PLAN--CHANGE-IN-CONTROL PROVISIONS" AND "SECTION 2.8 OF THE PLAN ATTACHED HERETO AS APPENDIX B."


                             CERTAIN TRANSACTIONS

     Mr. Huber, a director of the Company, receives a consulting fee from the Company of $1,000.00 per month in exchange for consultation services regarding patient care for the Company's in-home infusion therapy and other matters. The Consulting Agreement with Mr. Huber consists of a verbal understanding between the parties and may be terminated at any time. Mr. Huber received $12,000 in fiscal 1999.

                                 PROPOSAL TWO:
           APPROVAL OF THE COMPANY'S YEAR-2000 STOCK INCENTIVE PLAN

 REASONS FOR APPROVING

     As previously discussed under "Compensation of Directors" the Company has two stock option plans currently outstanding both of which were adopted in 1995, the Dynacq International, Inc. 1995 Stock Incentive Plan for Key Employees (the "Key-Employee Plan") and the Dynacq International, Inc. 1995 Non-Qualified Stock Option Plan for Consultants and Non-Employee Directors (the "Non-Employee Plan"). Collectively the foregoing plans are referred to as the "Former Plans." Under the Key-Employee Plan options to purchase 500,000 shares of Common Stock as adjusted for stock splits and dividends, are available to "Key Employees" (who are defined as officers, director-employees, supervisory personnel, as well as other employees of the Company or any subsidiary corporation now existing or hereafter acquired or formed by the Company). As of the date hereof all of the shares reserved for issuance under the Employee Plan have been issued upon the exercise of options or it is expected that such shares will be issued upon the exercise of the outstanding and/or proposed options previously granted or considered. The previously issued option shares and the shares expected to be issued as a result of the anticipated exercise of currently outstanding-and/or proposed options under the Employee Plan would lead to the issuance of 526,000 shares which exceeds the maximum 500,000 share limit, as adjusted, under the Employee Plan. The Non-Employee Plan, also adopted in 1995, provides for the issuance of options to purchase up to 500,000 shares of the Company's Common Stock, as adjusted, to certain consultants and non-employee directors. Pursuant to the Non-Employee Plan the Company has 212,500 shares issued or reserved for issuance upon the exercise of outstanding options.

    The Former Plans were adopted in 1995 to make shares of Common Stock available to the two classes of individuals covered thereby pursuant to options in a number which the Company believed would be sufficient for the foreseeable future to promote the long-term interests of the Company by motivating Key-Employees, Consultants and Non-Employee Directors by providing them the opportunity to obtain a long-term equity interest in the Company, by furthering the identity of interests of participants in the Former Plans with those of the shareholders of the Company and by permitting the Company to attract and retain qualified individuals. Due, in part, to the length of time the Former Plans have been outstanding and the prior grant of options and the issuance of shares upon the exercise thereof to Key-Employees, directors and Consultants resulting in the complete lack of availability of further incentive stock options for Key-Employees of the Company under the Key-Employee Plan and the limited availability of shares for issuance to Consultants and Non-Employee Directors upon the exercise of options under the Non-Employee Plan, combined with the substantial growth of the Company as far as revenues, profits, assets, properties, employees, market capitalization and shares outstanding, the Company proposes to limit the Former Plans to the options and shares previously granted and issued thereunder consisting of 500,000 and 212,500 shares and/or options for shares under the Key-Employee Plan and Non-Employee Plan, respectively. The Company's outstanding options under the Former Plans have exercise prices ranging from $.69 to $4.00 and expiration dates ranging from May 14, 2001 to September 11, 2005.

     In addition to the reasons stated above for adopting the Year-2000 Stock Incentive Plan, the Former Plans only provide for the issuance of incentive and/or non-qualifying stock options and do not provide for any other incentive compensatory arrangements often utilized by public companies to compensate qualified individuals including non-option rights to receive all or some portion of the increase in value of common stock, the right to receive all or some portion of cash dividends with respect to common stock, the right to receive cash and/or common stock contingent upon the attainment of defined performance goals and shares of restricted common stock which are subject to temporary restrictions or transfer and/or vesting requirements. The Year-2000 Stock Incentive Plan provides that the maximum number of shares of Common Stock that may be the subject of options and awards is 2,500,000.

     On June 14, 2000, the Board adopted the DYNACQ INTERNATIONAL, INC. Year-2000 STOCK INCENTIVE PLAN (the "Plan") for the purpose of providing the Company an effective means to attract, retain and encourage qualified individuals to serve the Company with a high degree of commitment. A brief description of the major provisions of the Plan is set forth below to facilitate an informed decision by the Shareholders entitled to vote on the approval of the Plan. However, the summary description is qualified in its entirety by the full text of the Plan, a copy of which is attached hereto as APPENDIX B.

 OVERVIEW OF AWARDS

     The following types of awards may be granted under the Plan: (i) incentive stock options ("Incentive Options"), (ii) non-qualified stock options ("Non-qualified Options"), (iii) rights to receive all or some portion of the increase in value of the Common Stock ("Stock Appreciation Rights"), (iv) the right to receive all or some portion of cash dividends with respect to the Common Stock ("Dividend Equivalent Rights"), (v) rights to receive cash and/or Common Stock contingent upon the attainment of defined performance goals ("Performance Awards"), and (vi) shares of Common Stock subject to temporary restrictions on transfer ("Restricted Stock") (collectively, "Awards"). Eligible individuals under the Plan include employees, officers and directors of the Company or a subsidiary of the Company or consultants or advisors receiving cash compensation from the Company or a subsidiary of the Company. In addition, the Plan provides that directors of the Company may receive some or all of their annual director compensation in the form of shares of Common Stock.

 ADMINISTRATION

     Except for Awards of Non-qualified Options to non-employee directors ("Director Options"), the Plan will be administered by a committee which shall consist of at least two directors and may consist of the entire Board (the "Plan Committee"). The Board will grant Director Options. The Plan Committee will have broad discretion, subject to the terms of the Plan, to designate the recipients of Awards, prescribe the terms and conditions of Awards and establish rules and regulations for administration of the Plan.

     Under the Plan, members of the Plan Committee are not liable for their actions taken in a good faith attempt to administer the Plan and are entitled to indemnification from the Company to the extent permitted by law in connection with claims asserted in regard to administration of the Plan.

 STOCK SUBJECT TO THE PLAN

     The maximum number of shares of Common Stock that may be the subject of Awards under the Plan is 2,500,000. Furthermore, within the period of one year, no individual may receive with respect to Awards more than 1,000,000 shares or $5,000,000 in cash or shares with an equivalent fair market value. However, the ceilings may be adjusted by the Plan Committee upon the occurrence of certain events affecting the capitalization of the Company. See "Adjustments" below. Upon the expiration, cancellation or termination of an Award (other than by reason of exercise), the shares previously subject to such Award may again be the subject of Awards granted under the Plan.

 SUMMARY OF INCENTIVE OPTIONS AND NON-QUALIFIED OPTIONS

     The exercise price for Incentive Options and Non-qualified Options will be determined by the Plan Committee, other than for Director Options, which will be determined by the Board; provided, however, the exercise price for each Incentive Option may not be less than 100% of the fair market value of the Common Stock on the date the option is granted (110% in the case of an Incentive Option granted to an individual owning more than 10% of the voting stock of the Company or a parent or subsidiary of the Company (a "10% Shareholder"). The aggregate fair market value (determined at the time an Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all stock option plans of the Company) will not exceed $100,000, or such other amount as may be prescribed under the Code or applicable regulations and rulings from time to time. Incentive Stock Options may not be granted under the Plan subsequent to August 29, 2011.

     Each Option granted under the Plan other than Director Options will be exercisable according to the terms established by the Plan Committee. In the case of Directors Options, the Board will grant the options and such Director Options will be exercised according to the terms established by the Board. In no event, however, will an Option, including a Directors Option, be exercisable after the expiration of ten years from the date of grant (five years for a 10% Shareholder).

     Options are not transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 under the Securities and Exchange Act of 1934), and are exercisable only by the Optionee or his or her legal guardian or legal representative.

     The purchase price payable upon the exercise of an Option is payable in cash, by delivery of an equivalent fair market value of Common Stock, by cashless exercise procedures or by a combination of the foregoing, as determined by the Plan Committee. No fractional shares will be issuable upon exercise of an Option, and the number of shares issuable will be rounded to the nearest whole number.

 SUMMARY OF STOCK APPRECIATION RIGHTS

     A Stock Appreciation Right is the right to receive an amount equal to the excess of the fair market value of a share of the Company's Common Stock on the date of exercise over the fair market value of a share of Common Stock on the date of grant (in the case of Stock Appreciation Rights granted independent of a Stock Option) or the exercise price of the related Stock Option (in the case of a Stock Appreciation Right granted in tandem with a Stock Option). Stock Appreciation Rights may be granted in connection with Stock Options or as a separate award unrelated to Stock Options. The exercisability of Stock Appreciation Rights granted in connection with Stock Options will be governed by the exercisability of the related Options. The amount payable to the holder upon the exercise of a Stock Appreciation Right is based on the difference between the fair market value of the Company's Common Stock on the date preceding exercise and the exercise price of the Option in connection with which the Stock Appreciation Right was granted (or the fair market value of Common Stock on the date the Stock Appreciation Right was granted if it was not granted in connection with an Option). However, the Plan Committee may establish a maximum amount payable upon the exercise of a Stock Appreciation Right. The amount payable to a holder upon the exercise of a Stock Appreciation Right may be paid in the form of Common Stock or cash or a combination thereof, as determined by the Plan Committee.

SUMMARY OF DIVIDEND EQUIVALENT RIGHTS

     Dividend Equivalent Rights may be granted in conjunction with other Awards or as a separate Award. The Plan Committee will determine the terms and conditions of the Dividend Equivalent Rights and, specifically, will determine whether amounts payable will be paid on a current or deferred basis and whether they will be settled in cash or stock in single or multiple installments.

 SUMMARY OF RESTRICTED STOCK

     Restricted Stock is the grant of shares of Common Stock or the right to purchase Common Stock at a price determined by the Plan Committee, which is nontransferable and subject to substantial risk of forfeiture until specific conditions are met. Restricted Stock granted under the Plan will be subject to restrictions on transfer and such other restrictions imposed by the Plan Committee. No stock certificate representing Restricted Stock may be issued in the name of the grantee until the grantee executes a written agreement, blank stock powers and an escrow agreement or other documents required by the Plan Committee. Restricted Stock may not be delivered to the grantee or sold, transferred or pledged until the restrictions imposed by the Plan Committee have lapsed according to the terms established by the Plan Committee. The Plan Committee will determine whether dividend payments in respect of Restricted Stock will be made currently or deferred until the lapsing of restrictions. Upon lapse of the restrictions, the certificates representing the Restricted Stock will be delivered to the grantee, in addition to any deferred dividends with interest accrued thereon. All restrictions lapse upon a change in control of the Company unless the Plan Committee specifies otherwise in the written agreement.

 SUMMARY OF PERFORMANCE AWARDS

     Awards contingent upon the attainment of certain financial or other objectives within a designated period of time may be granted by the Plan Committee in the form of shares of Common Stock ("Performance Shares") or other Awards ("Performance Units"). The performance objectives to be established in writing by the Plan Committee may be expressed in terms of earnings per share, share price, pre-tax profits, net earnings, return on equity or assets, revenues, EBITDA, market share, or a combination of the foregoing with regard to the Company or a subsidiary. The Plan Committee may establish a ceiling on the amount payable under a Performance Award.

     A grantee becomes vested in Performance Awards to the extent that the established objectives are achieved during the designated measurement period, and immediately following the end of such period the Company must pay any amounts due in cash or Common Stock or a combination thereof.

     Issuance of certificates representing Performance Shares may not occur until the grantee executes a written agreement, blank stock powers and an escrow agreement or such other documents required by the Plan Committee. Certificates representing Performance Shares may not be delivered to the grantee or sold, transferred or pledged prior to the attainment of the designated objectives and fulfillment of other conditions established by the Plan Committee. The Plan Committee may determine whether dividends in respect of issued but undelivered Performance Shares will be paid currently or deferred and paid with interest upon lapsing of the restrictions.

 ADJUSTMENTS

     Upon the termination or change in status of employment of a grantee, adjustments to the terms and conditions of Awards held by such grantee will be made according to the terms established by the Plan Committee in the written agreement respecting such Award.

     Each Award granted by the Plan Committee must be evidenced by a written agreement. Although the Plan Committee has the discretion to amend the terms of an Award subsequent to the date of grant, it may not do so in a way that adversely affects rights previously granted under the Plan.

     The Plan Committee will also determine the appropriate adjustments to be made to the terms of the Plan and Awards previously granted thereunder upon the occurrence of certain events affecting the capitalization of the Company including, but not limited to, an increase or decrease in the number of issued and outstanding shares of Common Stock or other changes in capitalization resulting from a reclassification, recapitalization, merger, consolidation, stock dividend, stock split or otherwise. Appropriate adjustments may be made to the maximum number of shares and the class of shares or other securities with respect to which Awards may be made, the maximum number of shares with respect to which an individual may be granted Awards, the number and class of shares subject to outstanding Awards, the exercise price of such outstanding Awards, and the performance objectives upon which Performance Awards are based.

 CHANGE-IN-CONTROL PROVISIONS

     Upon a Change of Control (as defined in the Plan), (i) with respect to all Stock Option Awards and Stock Appreciation Rights Awards, all of such Awards shall become immediately exercisable, (ii) with respect to Restricted Stock Awards, all restrictions upon such shares shall lapse, and (iii) with respect to Performance Awards, such Awards will be treated in the manner determined by the Plan Committee at the time such Performance Awards were granted. In addition, to the extent set forth in the applicable agreement relating to a Stock Option Award or Stock Appreciation Right

Award, upon a Change of Control, (i) the holder of a Stock Option Award will have the right to a cash payment within sixty (60) days after such Change of Control equal to the excess of fair market value of the shares subject to such Stock Option on the date preceding the date of surrender over the aggregate purchase price of the shares subject to such Stock Option, and (ii) the holder of a Stock Appreciation Right Award will be entitled to receive a cash or stock payment from the Company with a value equal to the fair market value on the date preceding the date of exercise over the fair market value of the shares subject to such Stock Appreciation Award.

     Following any liquidation, dissolution, merger or consolidation of the Company, each holder of an Award is entitled to receive the same consideration received in such transaction by each holder of Common Stock, subject to the restrictions and other terms and conditions applicable to the Award.

 TERMINATION AND AMENDMENT OF THE PLAN

     The Plan has no automatic termination date. However, Incentive Stock Options may not be granted under the Plan subsequent to August 29, 2011. In addition, the Plan Committee may terminate, amend or suspend the Plan at any time provided that such action does not adversely affect rights previously granted under the Plan.

 FEDERAL INCOME TAX CONSEQUENCES

     An individual receiving Non-qualified Stock Options or Stock Appreciation Rights will not recognize taxable income at the time the Non-qualified Stock Options or Stock Appreciation Rights are granted. At the time the Non-qualified Stock Options or Stock Appreciation Rights are exercised, the individual will recognize ordinary taxable income in an amount equal to the difference between the exercise price (or in the case of Stock Appreciation Rights granted independent of Stock Options, the fair market value of the Common Stock at the time of grant) and the fair market value of Common Stock on the date of exercise. The Company will be entitled to a concurrent deduction equal to the ordinary income recognized by the individual, provided that the Company withholds taxes.

     An individual granted an Incentive Stock Option will not recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise. The excess of the fair market value of the Common Stock received over the exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an Incentive Stock Option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as long-term capital gain or loss, and the Company will not be entitled to any deduction.

     If the holding period requirement is not met, the Incentive Stock Option will be treated as one which does not meet the requirements of the Code for Incentive Stock Options and the individual will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of Common Stock on the date of exercise over the exercise price or (ii) the amount realized on the sale of such stock over the exercise price.

     An individual receiving Restricted Stock will not recognize taxable income at the time of grant. At the time the restrictions lapse, the individual will recognize ordinary taxable income equal to the difference between the fair market value of the Common Stock at the time the restrictions lapse and the price, if any, paid for such Common Stock. Any dividends received before the termination of restrictions will be taxed as ordinary income. The Company will be entitled to a deduction equal to the ordinary income reported by the individual, provided the Company withholds taxes. Upon the disposition of the Common Stock, the individual will recognize taxable gain or loss equal to the difference between the fair market value of the Common Stock at the time the restrictions lapse and the amount realized upon the disposition of the Common Stock. The gain or loss will be taxable as a capital asset.

     An individual may elect to report and recognize income at the time of grant or purchase of Restricted Stock by filing an election under Section 83(b) of the Code (a "Section 83(b) election"). If the individual makes a Section 83(b) election, the Company will be entitled to a deduction equal to the ordinary income reported by the individual in the year of the election, provided the Company withholds taxes. However, dividends received before the restrictions lapse will not be deductible by the Company. Upon the disposition of the Common Stock, the individual will recognize gain or loss equal to the difference between the amount realized and the sum of the income recognized by the individual as a result of the Section 83(b) election and any amounts paid by the individual for the Restricted Stock.

     Special rules may apply with respect to individuals subject to Section 16(b) of the Securities Exchange Act of 1934. Other than in the case of an Incentive Stock Option held in accordance with the specified holding period requirements, the amount and timing of the recognition of income by an individual subject to Section 16(b) (and the concurrent deduction by the Company) on the exercise of a Stock Option or Stock Appreciation Right generally will be based on the fair market value of the shares received when the restrictions of Section 16(b) lapse, unless the individual elects otherwise by making a Section 83(b) election.

 VOTE REQUIRED

     The affirmative vote of a majority of the outstanding shares present in person or by proxy and entitled to vote at the Meeting at which a quorum is present is required to approve THE PLAN.

 INTEREST OF OFFICERS AND DIRECTORS IN MATTERS TO BE VOTED ON

     Each of the executive officers and Directors will have an interest and may benefit from the adoption of the Plan, since they are eligible to receive Awards under the terms of the Plan. Awards under the Plan are available to all employees of the Company and its subsidiaries (approximately 120 persons), executive officers (3 persons) and directors (4 persons) and consultants or advisors who are receiving cash compensation from the Company or any subsidiary. No Awards have been approved or considered for any eligible person under the Plan at this time and will in the future be determined by the Plan Committee or the entire Board of Directors based on such factors as they shall determine. Had the Plan been in effect during the Company's last fiscal year, the Company does not believe that it would have resulted in an increase of Awards or compensation to employees, officers or directors.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PLAN.

                   PROPOSAL THREE:  RATIFY THE SELECTION  OF
           KENNETH WOOD & ASSOCIATES, P.C. INDEPENDENT AUDITORS AND
            ACCOUNTANTS FOR THE FISCAL YEAR ENDING AUGUST 31, 2000


     The Board of Directors has selected the firm of Kenneth Wood & Associates, P.C.(f/k/a Wood, Harper & Associates, P.C.) as independent auditors and accountants of the Company to audit the books and records of the Company for its fiscal year ending August 31, 2000, and is submitting its selection to the Company's shareholders for their ratification. Kenneth Wood & Associates, P.C. has served as the Company's independent auditors for the last three fiscal years. A representative of Kenneth Wood & Associates, P.C. is expected to be present at the Meeting to answer any appropriate questions from the Company's shareholders. If the foregoing selection is not ratified, the Board of Directors will consider the selection of other accountants in fiscal 2000 and thereafter but will not be required to change accountants. If Kenneth Wood & Associates, P.C. declines to act or otherwise becomes incapable of performing, or if its selection is otherwise discontinued, the Board of Directors will appoint other independent accountants whose selection for any period subsequent to fiscal year-2000 will again be subject to shareholder ratification.

THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE SELECTION OF KENNETH WOOD & ASSOCIATES, P.C. AS INDEPENDENT AUDITORS AND ACCOUNTANTS FOR THE FISCAL YEAR ENDED AUGUST 31, 2000.

                                OTHER BUSINESS

     Management of the Company is not aware of any matters other than those set forth in this Proxy Statement which will be presented for action at the Meeting. If any other matters should properly come before the Meeting, the persons authorized under the proxies solicited by the Board of Directors of the Company shall vote and act with respect thereto according to their best judgment.

                            SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be formally presented at the Annual Meeting of Shareholders in fiscal 2001, must be submitted to the Company's executive offices by October 31, 2000, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting which the Company anticipates will be held in April 2001. Shareholder proposals should be received by the Company at least 120 days in advance of the expected mailing date for proxy materials relating to the meeting. When the Company determines the actual meeting date for the next Annual Meeting of Shareholders, it will include that information in its Form 10-QSB or otherwise announce the meeting date. The mailing date will be approximately 30 days prior to the meeting date.

 VOTE REQUIRED

     UPON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK, THE COMPANY WILL PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED AUGUST 31, 2000, A COPY OF WHICH IS INCLUDED HEREWITH. ADDITIONALLY, UPON WRITTEN REQUEST THE COMPANY WILL PROVIDE THE EXHIBITS FILED THEREWITH TO ANY SHAREHOLDER WHO SO REQUESTS UPON RECEIPT OF A REASONABLE FEE FOR COPYING AND HANDLING EXHIBITS THERETO IF MATERIAL. THE COMPANY WILL ALSO MAKE AVAILABLE TO ITS SHAREHOLDERS FOLLOWING ANY WRITTEN REQUEST THEREFORE, WITHOUT CHARGE, COPIES OF ITS QUARTERLY REPORTS ON FORM 10-QSB FOLLOWING THE COMPANY'S FILING THEREOF WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE DIRECTED TO DYNACQ INTERNATIONAL, INC., 10304 INTERSTATE 10 EAST, SUITE 369, HOUSTON, TEXAS 77029, ATTENTION: CFO OR CORPORATE SECRETARY.

                                    APPENDIX A
                            AUDIT COMMITTEE CHARTER

 I.   PURPOSE.

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial and other oversight responsibilities by:

     (1) Serving as an independent and objective party to monitor the Company's financial statements, financial reporting process and internal control system.

     (2) Reviewing and appraising the Company's outside auditors and internal financial management.

     (3) Providing an open avenue of communication among the Company's outside auditors, management, including internal financial management and employees and the Board and the Committee.

     The Audit Committee will further carry out its purpose by engaging in activities enumerated in Section IV of this Charter.

 II.  MEMBERSHIP REQUIREMENTS.

      Members of the Audit Committee shall meet the following qualifications, or such other qualifications as may be imposed from time to time by the Board, bylaw or by the listing requirements of any stock exchange or automated quotation system upon which a security of the Company may be traded or quoted.

      (A)   Independence

      The Audit Committee shall be comprised of two to five directors as determined by the Board. Except as provided below, the members of the Audit Committee shall be independent directors. "Independent" director shall mean a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

      The following persons shall NOT be considered independent:

     (1) A director who is employed by the Company or any of its affiliates for the current year or any of the past three years.

     (2) A director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or non-discretionary compensation.

     (3) A director who is a spouse, parent, child, sibling, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, or resides in the home of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer.

     (4) A director who is a partner in, or controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or the other business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

     (5) A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's Compensation Committee.

     Notwithstanding the preceding limitations, one director who is not otherwise independent and is not a current employee, or an immediate family member (as defined above) of a current employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its shareholders.

     (B)   Financial Literacy

       All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

     (C)   Election, Removal and Replacement

       The members of the Audit Committee shall be elected by the Board. Unless a Chairman is elected by the full Board, the members of the Audit Committee may designate a Chairman.

     In the event a director becomes disqualified from membership on the Audit Committee, such director shall be removed as soon as practicable from service on the Audit Committee by the Board. In the event the removal, resignation, retirement, death or other termination of a director from service on the Audit Committee results in the Audit Committee comprising less than two members, the Board shall elect a new qualified director to the Audit Committee as soon as practicable.

III. MEETINGS AND GOVERANCE.

     The Audit Committee shall meet at least three times annually in connection with the Company's annual audit and mid-year review, or more frequently as circumstances dictate. In addition, the Audit Committee or its Chairman shall meet to review the Company's quarterly or other interim financial statements, as appropriate. Such meetings may be held in or out of the presence of the Company's management, outside auditors or both, as appropriate. Other governance matters not addressed herein shall be governed by the Company's articles of incorporation or bylaws.

 IV. DUTIES, RESPONSIBILITIES AND ACTIVITIES

     To fulfill its purpose, the Audit Committee has the following duties and responsibilities and shall engage in the following activities:

     (A) Review of Audit Committee Charter ("Charter") and Financial Statements and Reports

     The Audit Committee shall review the Company's financial statements, reports and other financial information, in conjunction with the Company's internal financial management and outside auditors, as appropriate. Such review shall include candid discussions of the quality not merely the acceptability of the Company's accounting principles as applied in its financial reporting. Reviews shall occur prior to dissemination of the statement, report or other document to a third party or the public. Without limitation, the Audit Committee shall review:

          (1) The annual financial statements and any reports or other financial information, including any certification, report, opinion, or review rendered by the outside auditors.

          (2) Any quarterly or other interim financial statements and any reports or other financial information, including any certification, report, opinion, or review rendered by the outside auditors. The Chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

          (3) This Charter on an annual basis, or more frequently as circumstances dictate.

          (4) As circumstances dictate and as deemed necessary or advisable from time to time, any material internal financial reports to management prepared by internal financial management.

     (B)  Relationship With Outside Auditors

          The Audit Committee's and the Board's relationship with the Company's outside auditors shall governed by the following principles:

          (1) The Company's outside auditors are ultimately accountable to the Audit Committee and the Board.

          (2) The Audit Committee and the Board are ultimately responsible for selecting, evaluating and, where appropriate, replacing the Company's outside auditors.

          (3) The Audit Committee is responsible for ensuring receipt from the outside auditors of a formal written statement delineating all relationships between the outside auditors and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors. The Audit Committee is further responsible for taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditors.

     (C)  Relationship With Company and Internal Financial Management

     The Audit Committee's and the Board's relationship with the Company's management, including its internal financial management, shall governed by the following principles:

          (1) The Audit Committee is responsible for reviewing the integrity of the Company's financial reporting process, both internal and external.

          (2) The Audit Committee is responsible for reviewing the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

          (3) The Audit Committee is responsible for considering and approving, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditors or management, including internal financial management.

     (D)  Audit Committee Report

     The Audit Committee shall prepare an Audit Committee Report annually in connection with the Company's annual audit. The Report shall address such matters as deemed appropriate by the Audit Committee, but shall state whether the Audit Committee:

          (1) Reviewed and discussed the Company's audited financial statements with management.

          (2) Discussed with the outside auditors such qualitative matters concerning the Company's accounting principles as applied in its financial reporting as are appropriate, including, but not limited to, those matters required to be discussed by Statement on Auditing Standards No. 61.

          (3) Received from the outside auditors a formal written statement delineating all relationships between the outside auditors and the Company, including, but not limited to, those required by Independence Standards Board Standard No. 1.

          (4) Recommends to the Board that the Company's audited financial statements be included in the Company's public filings or other publicly available reports. The names of the members of the Audit Committee shall appear at the end of the Report.

     (E)  Miscellaneous Powers and Responsibilities

     In connection with fulfilling its duties and responsibilities referred to above, the Audit Committee shall have the power and authority to:

          (1) Retain independent counsel, accountants or others to assist it in the conduct of any investigation or to receive a second opinion on any matter.

          (2) Meet with the independent accountants, management and/or employees involved in accounting and financial matters in executive session, independently or collectively, as often as necessary and encourage and receive the full cooperation of the Company's management and employees involved in accounting, auditing and financial matters with the stated policy that any employee may direct any financial or accounting issues directly to the Audit Committee in confidence.

          (3) Meet with and/or receive information from the Company's lawyers as to any areas of legal concern and receive the responses of such attorneys to management regarding legal matters in connection with the annual audits.

                                   APPENDIX B

                           DYNACQ INTERNATIONAL, INC.
                         YEAR-2000 STOCK INCENTIVE PLAN

1.   PURPOSE.

     The purpose of this Plan is to strengthen DYNACQ INTERNATIONAL, INC., a Nevada corporation (the "Company"), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and Restricted Stock (as each term is herein defined).

2.   DEFINITIONS.

     For purposes of the Plan:

2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

2.3 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

2.4 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right or any or all of them.

2.5  "Board" means the Board of Directors of the Company.

2.6 "Cause" means (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties,
(iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another, corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

2.8 A "Change in Control" shall mean the occurrence during the term of the Plan of:

     (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), excluding the previous acquisition by Chiu Chan or any of his affiliates, immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

     (b) The individuals who were elected to the Board of Directors in the year preceeding the event triggering the application of this Section 2.8 (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange

     Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

     (c)  The consummation of:

          (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A " Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                 (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                 (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                 (C) no Person other than (i) the Company, (ii) any Subsidiary,
                 (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of thirty percent (30%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock.

          (ii)   A complete liquidation or dissolution of the Company; or

          (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary). Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any

          Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. If an Eligible Individual's employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated or intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.


2.9  "Code" means the Internal Revenue Code of 1986, as amended.

2.10 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

2.11 "Company" means Dynacq International, Inc.

2.12 "Director" means a director of the Company.

2.13 "Director Option" means an Option granted pursuant to Section 6.1.

2.14 "Director Stock" has the meaning set forth in Section 6.2.

2.15 "Disability" means:

     (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

     (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

2.16 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

2.17 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

2.18 "Eligible Director" means a director of the Company who is not an employee of the Company or any Affiliate of the Company.

2.19 "Eligible Individual" means any director (other than an Eligible Director), officer or employee of the Company or a Subsidiary, or any consultant or advisor who is receiving cash compensation from the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

2.20 "Employee Option" means an Option granted pursuant to Section 5.

2.21 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.22 "Fair Market Value" on any date means the closing or last sales prices of the Shares on such date on the principal national securities exchange or market on which such Shares are listed or admitted to trading, or, if there have been no published bid or asked quotations with respect to Shares on such date or actual sales, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with
Section 422 of the Code.

2.23 "Grantee" means a person to whom an Award has been granted under the Plan.

2.24 "Incentive Stock Option" means an Option satisfying the requirements of
Section 422 of the Code as it may exist from time to time and designated by the Committee as an Incentive Stock Option. Each Incentive Stock Option granted hereunder shall comply with Section 422 of the Code as it may exist from time to time.

2.25 "Non-employee Director" means a director of the Company who is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

2.26 "Non-qualified Stock Option" means an Option which is not an Incentive Stock Option.

2.27 "Option" means a Non-qualified Stock Option, an Incentive Stock Option, a Director Option, or any or all of them.

2.28 "Optionee" means a person to whom an Option has been granted under the Plan.

2.29 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

2.30 "Parent" means any corporation that is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

2.31 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

2.32 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

2.33  "Performance Objectives" has the meaning set forth in Section 11.

2.34 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 11.

2.35 "Performance Units" means Performance Units granted to an Eligible Individual under Section 11.

2.36 "Plan" means the Dynacq International, Inc. Year-2000 Stock Incentive Plan, as amended and restated from time to time.

2.37 "Pooling Transaction" means an acquisition of the Company in a transaction that is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

2.38 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

2.39  "Retained" has the meaning set forth in Section 6.2.

2.40 "Shares" means the common stock, par value $0.001 per share, of the Company.

2.41 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

2.42 "Subsidiary" means any corporation that is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

2.43 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

2.44 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

3.     ADMINISTRATION.

3.1 Except for a grant of Director Options, the Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. With respect to a grant of Director Options, such grants shall be determined by the Board. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, each member shall be a Non-employee Director and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under
Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

     (a) determine those Eligible Individuals to whom Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

     (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards, Shares of Restricted Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to Shares, the maximum value of each Performance Share and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

     (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

     (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

     (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

     (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4.   STOCK SUBJECT TO THE PLAN.

4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 2,500,000; provided, however, that in the aggregate, not more than one-third of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan (other than shares of Restricted Stock made in settlement of Performance Units pursuant to
Section 11.2(b)). The maximum number of Shares that an Eligible Individual may receive in any calendar year period in respect of Options and Awards may not exceed 1,000,000 Shares. The maximum dollar amount of cash or the Fair Market Value of Shares that any Eligible Individual may receive in any calendar year during the term of the Plan in respect of Performance

Units denominated in dollars may not exceed $5,000,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the first two sentences of this Section 4.1 shall be adjusted in number and kind pursuant to
Section 13. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

     (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

     (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

5.   OPTION GRANTS FOR ELIGIBLE INDIVIDUALS.

5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Employee Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

5.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Non-qualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

5.4 Vesting. Subject to Section 7.4, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

5.5 Modification. No modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

5.6 Limitation on Aggregate Value of Shares that May Become First Exercisable During any Calendar Year Under an Incentive Stock Option. Except as is otherwise provided in this Plan, with respect to any Incentive Stock Option granted under this Plan, the aggregate Fair Market Value of Shares subject to an Incentive Stock Option and the aggregate Fair market Value of Shares or shares of stock of any Subsidiary (or a predecessor of the Company or a Subsidiary) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Company or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a holder in any calendar year may not (with respect to that holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Stock Option is granted. For purposes of this Section 5.6 "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Company, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Company or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of Shares to be reclassified in accordance with the Code.

6.   OPTION GRANTS FOR NON-EMPLOYEE DIRECTORS.

6.1 Discretionary Awards. From time to time the Board may elect to grant Director Options to Eligible Directors. In making such grants the Board shall take into consideration the contribution such Eligible Directors have made or may make to the success of the Company and such other considerations as the Board may from time to time specify. The Board shall determine the number of shares subject to such Director Options, and, subject to provisions of the Plan, the exercise price, vesting schedule and terms of such Director Options.

6.2  Director Stock.

     (a) The Company intends to pay each Eligible Director (and at the discretion of the Board certain employee directors) an annual retainer in the amount set from time to time by the Board (the "Retainer"). Each Director shall be entitled to receive his or her Retainer exclusively in cash, exclusively in shares of Stock ("Director Stock") or any portion in cash and any portion in Director Stock. Each Director shall be given the opportunity, during the month the Director first becomes a Director and during the last month of each quarter thereafter, to elect among these choices for the remainder of the quarter (in the case of the election made when the Director first becomes a Director) and for the following quarter (in the case of any subsequent election). If the Director chooses to receive at least some of his or her Retainer in Director Stock, the election shall also indicate the percentage of the Retainer to be paid in Director Stock. If a Director makes no election during his or her first opportunity to make an election, the Director shall be assumed to have elected to receive his or her entire Retainer in cash. If a Director makes no election during any succeeding election month, the Director shall be assumed to have remade the election then currently in effect for that Director. An election by a Director to receive a portion of his or her retainer in Director Stock shall either (i) be approved by (A) the Committee or (B) the Board or (ii) provide that Director Stock received by the Director pursuant to such election shall be held by the Director for a period of at least six months.

     (b) The Company shall make the first issuance of shares of Director Stock on the first trading of the first full calendar quarter after August 29, 2000. Subsequent issuances of Director Stock shall be made on the first trading day of each subsequent calendar quarter and shall be made to all Persons who are Directors on that trading day except any Director whose Retainer is to be paid entirely in cash. The number of shares of Stock is issuable to those Directors on the relevant trading date indicated above shall equal:

     [% multiplied by (R/4)] divided by P

     WHERE:

     % = the percentage of the Director's Retainer that the Director elected or is deemed to have elected to receive in the form of Director Stock, expressed as a decimal;

     R = the Director's Retainer for the year during which the issuance occurs; and

     P = the closing price, as quoted on the principal exchange on which Shares are traded, on the date of issuance. Director Stock shall not include any fractional shares. Fractions shall be rounded to the nearest whole share.

7.   TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

7.1 Non-Transferability. Unless set forth in the Agreement evidencing the Option (other than an Incentive Stock Option) at the time of grant or at any time thereafter, an Option granted hereunder shall not be transferable by the Optionee to whom granted except by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer of Shares to the Company upon such terms and conditions as determined by the Committee. In addition, both Employee Options and Director Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee, and the Committee may authorize that the purchase price payable upon exercise of an Employee Option may be paid by having Shares withheld that otherwise would be acquired upon such exercise. Any Shares transferred to the Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

7.3 Rights of Optionees. Optionee shall not be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

7.4 Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Employee Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Employee Option or portion of an Employee Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x)

     (A) in the case of a Non-qualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Employee Option or portion thereof surrendered or

     (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Employee Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Employee Option or portion thereof surrendered. In the event an Optionee's employment with, or service as a Director of, the Company terminates following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee's employment or service shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the termination of the Optionee's employment or service or
     (B) the expiration of the stated term of the Option.

8.   STOCK APPRECIATION RIGHTS.

     The Committee may in its discretion, either alone or in connection with the grant of an Employee Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

8.1 Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

8.2 Stock Appreciation Right Related to an Option. (a) Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement. (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted. (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

8.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by
(B) number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

8.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

8.5  Form of Payment. Payment of the amount determined under Sections 8.2(b) or
8.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

8.6 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Stock Appreciation Rights or accept the surrender of outstanding Awards of Stock Appreciation Rights (to the extent not exercised) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

8.7 Effect of Change in Control. In the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option, a Grantee will be entitled to receive a payment from the Company in cash or stock, in either case, with a value equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof exercised and (y) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised. In the event a Grantee's employment with the Company terminates following a Change in Control, each Stock Appreciation Right held by the Grantee that was exercisable as of the date of termination of the Grantee's employment shall remain exercisable for a period ending not before the earlier of the first anniversary of (A) the termination of the Grantee's employment or
(B) the expiration of the stated term of the Stock Appreciation Right.


 9.  DIVIDEND EQUIVALENT RIGHTS.

     Dividend Equivalent Rights may be granted to Eligible Individuals and Eligible Directors in tandem with an Option or Award or as a separate award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

 10.   RESTRICTED STOCK.

10.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

10.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

10.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

10.4  Lapse of Restrictions.

      (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

      (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

10.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

10.6 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

10.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

 11.   PERFORMANCE AWARDS.

11.1(a)   Performance Objectives. Performance Objectives for Performance Awards
may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration or (ix) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety
(90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain. At the time of the granting of a Performance Award and to the extent permitted under Section 162(m) of the Code and the regulations thereunder, the Committee may provide for the manner in which the Performance Objectives will be measured to reflect the impact of specified corporate transactions, extraordinary events, accounting changes and other similar events.

     (b) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

11.2 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 11.2(b) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee,
(ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

     (a) Vesting and Forfeiture. Subject to Sections 11.1(b) and 11.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

     (b) Payment of Awards. Subject to Section 11.1(b), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

11.3 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

     (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents that the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stock-holder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

     (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.3(c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

     (c) Lapse of Restrictions. Subject to Sections 11.1(b) and 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

     (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of

       Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon)in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

       (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

11.4   Effect of Change in Control.  In the event of a Change in Control:

       (a) With respect to Performance Units, the Grantee shall (i) become vested in a percentage of Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units, which become vested as a result of a Change in Control a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

       (b) With respect to Performance Shares, restrictions shall lapse immediately on all or a portion of the Performance Shares as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

       (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

11.5 Modification or Substitution. Subject to the terms of the Plan, the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

12.    EFFECT OF A TERMINATION OF EMPLOYMENT.

       The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director Options, shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

13.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

      (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan,
(iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under Section 6 and (v) the Performance Objectives.

     (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

     (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria that were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

14.  EFFECT OF CERTAIN TRANSACTIONS.

     Subject to Sections 7.4, 8.7, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria that were applicable to the Options and Awards prior to such Transaction.

15.  INTERPRETATION.

     Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

     (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

     (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of
     Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

16.  POOLING TRANSACTIONS.

     Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee may take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

17.  TERMINATION AND AMENDMENT OF THE PLAN.

     The Plan does not have a fixed termination date, provided that no Incentive Stock Option shall be granted hereunder subsequent to August 29, 2011. The Board may terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

     (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or he may have acquired through or as a result of the Plan; and

     (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

18.   NON-EXCLUSIVITY OF THE PLAN.

          The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

19.   LIMITATION OF LIABILITY.

      As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

      (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

      (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

      (iii) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

      (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

20.   REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

20.1 Except as to matters of federal law, the Plan and the rights of all persons claiming here-under shall be construed and determined in accordance with the laws of the State of Texas without giving effect to conflicts of laws principles thereof.

20.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

20.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

20.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

20.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

 21.   MISCELLANEOUS.

21.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

21.2   Withholding of Taxes.

       (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "With- holding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

       (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

21.3 Effective Date. The effective date of this Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Nevada within twelve (12) months of the adoption of the Plan by the Board.

21.4 Former Plans. The Company is adopting this Plan for the purposes set forth herein and to supplement its two existing stock incentive plans consisting of a plan for key-employees and a plan for non-employee directors and consultants (the "Former Plans") pursuant to which the Company has outstanding options with varying exercise prices and expiration dates. Subject to all applicable regulations including but not limited to tax, accounting, financial and SEC reporting and the absence of adverse consequences of prohibitions thereunder, the Committee may consider the conversion of, or the cancellation and replacement of, options outstanding under the Former Plans to options under this Plan for the same number of shares and with the same expiration date and exercise prices as provided for in the Former Plans or any prior option agreements.

                                REVOCABLE PROXY
                          DYNACQ INTERNATIONAL, INC.
                      10304 INTERSTATE 10 EAST, SUITE 369
                             HOUSTON, TEXAS 77029

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Chiu Moon Chan and Philip S. Chan, or either of them, with full power of substitution, attorneys and proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Dynacq International, Inc. (the "Company") to be held on August 29, 2000, in the conference room of the Company's Professional Building located at 4301-A Vista, Pasadena, Texas 77504, at 10:00 a.m., Houston time, and any and all adjournments or postponements thereof and directs them to vote as follows:

(1) The election of the nominees listed below to serve on the Board of Directors until the Year 2001 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified:

     [_]  FOR the nominees listed below          [_] WITHHOLD AUTHORITY to vote
          (Except as indicated to                    for all nominees
           the contrary below)

Nominees:
Chiu Chan, Philip S. Chan, Stephen L. Huber and Earl R. Votaw

INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line:_________________________________________________________


(2)  Approval of the Dynacq International, Inc. Year-2000 Stock Incentive Plan.

     [_]    FOR       [_]    AGAINST         [_]     ABSTAIN

(3) Ratification of the selection of Kenneth Wood & Associates, P.C. as independent auditors of the Company for the fiscal year ending August 31, 2000.

     [_]    FOR       [_]    AGAINST         [_]     ABSTAIN

(4) With discretionary authority on any other matter which may properly come before the meeting.

     You are encouraged to specify your choices by making the appropriate boxes above, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This Proxy will be voted as specified. IF NO SPECIFICATION IS MADE THIS PROXY WILL BE VOTED FOR THE PROPOSAL. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THIS CARD.

     PLEASE SIGN EXACTLY AS YOUR NAME APPEARS AS A SHAREHOLDER OF THE COMPANY. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, OFFICER, PARTNER, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. WHEN SHARES ARE HELD BY JOINT TENANTS BOTH SHOULD SIGN:

                             PLEASE DATE AND SIGN


           DATED: AUGUST __________________________________________  , 2000

------------------------------------    --------------------------------------
(Print Full Name of Shareholder)        (Signature of Shareholder)

------------------------------------    --------------------------------------
(Insert title of above signatory if     (Signature of Shareholder if Stock is
shareholder is not an individual)       Jointly Held)

No postage required if returned in the enclosed envelope and mailed in the United States. Shareholders who are present at the meeting may withdraw their Proxy and vote in person if they so desire.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.